UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 15, 2025, Rekor Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). An aggregate of 61,861,880 shares held by holders of the Company’s voting stock, constituting a quorum, were ,,represented in, person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 31, 2025, are as follows:

Proposal 1: At the Annual Meeting, all of the nine (9) nominees for director were elected to serve until the next annual meeting of stockholders and until their successors are named and qualified, or until their earlier resignation or removal. The result of the votes to elect the nine directors was as follows:

Directors	For	Withheld	Broker Non-Votes
Robert Berman	29,780,144	794,548	31,287,188
Paul A. de Bary	28,417,557	2,157,135	31,287,188
Glenn Goord	28,427,885	2,146,807	31,287,188
David Hanlon	27,296,390	3,278,302	31,287,188
Steven D. Croxton	29,864,875	709,817	31,287,188
Sanjay Sarma	29,852,989	721,703	31,287,188
Tim Davenport	29,282,078	1,292,614	31,287,188
Andrew Meyers	29,873,888	700,804	31,287,188
Viraj Mehta	29,249,964	1,324,728	31,287,188

Proposal 2: At the Annual Meeting, the stockholders ratified the appointment of CBIZ CPAs P.C. as our independent public accountant for the fiscal year ending December 31, 2025. The result of the votes to approve CBIZ CPAs P.C. was as follows:

For	Against	Abstain	Broker Non-Vote

61,235,105	536,897	89,878	n/a

Proposal 3: At the Annual Meeting, the compensation of the Company’s named executive officers was approved by the stockholders, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote

16,920,745	1,075,971	12,577,976	31,287,188

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: May 16, 2025	/s/ Eyal Hen
Name: Eyal Hen Title: Chief Financial Officer